Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events

28.	SUBSEQUENT EVENTS

Since December 31, 2025, the following non-recognized events have occurred:

•Release of Restricted Cash – LNG Hrvatska performance guarantees
In July 2025, we entered into an agreement with LNG Hrvatska to mutually terminate the Operate and Maintain (“O&M”) agreement prior to its contractual expiry date. Under the deed of termination, the two cash-backed performance guarantees related to the O&M agreement were discharged. In January 2026, the restricted cash plus accrued interest associated to the performance guarantees amounting to $13.3 million was released.
•Dividends

In February 2026, we declared a dividend of $0.25 per share in respect of the three months ended December 31, 2025 to shareholders of record on March 9, 2026, which was paid on March 18, 2026.

•SESA capital contribution

In February 2026, we contributed approximately $15.4 million to SESA as an irrevocable contribution against future subscription of shares. The contribution is expected to be capitalized on or before December 31, 2026 in accordance with the shareholders’ agreement. Following this contribution, Golar continues to hold a 10% equity interest in SESA.
•SESA shareholder loan

In February 2026, we entered into a credit agreement under which we agreed to provide SESA, as borrower, with a credit facility of up to $5.6 million.

Subsequent to execution of the agreement, SESA has drawn $2.6 million under the facility. Amounts drawn bear interest at Term SOFR plus a margin of 3.875%, with interest payable semi-annually. The loan matures on April 15, 2029, with principal repayable in two equal semi-annual installments.

•Sale of investment in OLT
In March 2026, we sold our entire 2.69% shareholding in OLT Offshore LNG Toscana S.p.A., which was fully impaired in 2019, pursuant to a Sale and Purchase Agreement with SNAM S.p.A. for a consideration of $3.1 million.